SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) August 5, 1999
                                                       --------------


                         THE BEAR STEARNS COMPANIES INC.
              ----------------------------------------------------
              Exact name of registrant as specified in its charter




DELAWARE                      File No. 1-8989         13-3286161
--------                      ---------------         ----------
(State or other               (Commission File        (IRS Employer
jurisdiction of               Number)                 Identification
incorporation)                                        Number)


      245 Park Avenue, New York, New York                     10167
      --------------------------------------------------------------
      (Address of principal executive offices)            (zip code)


Registrant's telephone number, including area code:   (212) 272-2000
                                                      --------------



                                 Not Applicable
          -------------------------------------------------------------
          (former name or former address, if changed since last report)

Item 5. Other Events.
        -------------

Filed herewith is a copy of The Bear Stearns Companies Inc. ( the "Company") Press Release, dated August 5, 1999, announcing that Bear, Stearns Securities Corp., the Company's correspondent clearing subsidiary, has settled an administrative proceeding filed by the United States Securities and Exchange Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

        (a)  Financial Statements of business acquired:

                  Not applicable.

        (b)  Pro Forma financial information:

                  Not applicable.

        (c)  Exhibit:

                  (99) Press Release, dated August 5, 1999.



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



                              Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               THE BEAR STEARNS COMPANIES INC.

                               By:  /s/ Samuel L. Molinaro Jr.
                                    ----------------------------------------
                                    Samuel L. Molinaro Jr.
                                    Senior Vice President - Finance and
                                      Chief Financial Officer


Dated:      August 5, 1999



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




                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX
                                  -------------


Exhibit No.             Description
-----------             -----------

(99)             Press Release, dated August 5, 1999




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